Prospectus Supplement	July 15, 2022

Putnam Government Money Market Fund
Putnam Money Market Fund

Prospectuses dated January 30, 2022

Effective immediately, similar disclosure in the section Fund Summary--Purchase and sale of fund shares is deleted in its entirety and replaced with the following:

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (FRBNY) are both open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Effective immediately, similar disclosure in the section How does the fund price its shares? is deleted in its entirety and replaced with the following:

Shares are only valued as of the scheduled close of regular trading on the NYSE each day the NYSE and FRBNY are both open.

Effective immediately, similar disclosure in the sub-section Purchasing additional shares in the section How do I buy fund shares? is deleted in its entirety and replaced with the following:

• By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE on days the NYSE and FRBNY are both open. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Effective immediately, similar disclosure in the sub-section Which class of shares is best for me? in the section How do I buy fund shares? is deleted in its entirety and replaced with the following:

• General (all classes). Because the fund seeks to be fully invested at all times, the fund only sells shares to you when it receives “same-day funds,” which are monies that are credited to the fund’s designated bank account at the Federal Reserve Bank of Boston. If the fund receives same-day funds before the close of trading on the NYSE on days that the NYSE and FRBNY are both open, it will accept the order to buy shares that day.

330697 7/22

Effective immediately, similar disclosure in the section How do I sell or exchange fund shares? is deleted in its entirety and replaced with the following:

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE and FRBNY are both open, either through your financial representative or directly to the fund. In the case of exchanges, shareholders of class A shares will, in most cases, be required to pay a sales charge, which varies depending on the fund to which they exchange shares and the amount exchanged. If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

Effective immediately, similar disclosure in the section How do I sell or exchange fund shares? is deleted in its entirety and replaced with the following:

• Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE on days that the NYSE and FRBNY are both open for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

• Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE on days that the NYSE and FRBNY are both open in order to receive that day’s NAV, less any applicable deferred sales charge.

Shareholders should retain this Supplement for future reference.

Statement of Additional Information Supplement	7/15/2022

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
PUTNAM GOVERNMENT MONEY MARKET FUND AND PUTNAM MONEY
MARKET FUND

Effective immediately, the first two sentences of the section DETERMINATION OF NET ASSET VALUE are deleted in their entirety and replaced with the following:

The fund determines the net asset value per share of each class of shares once each day that the NYSE and Federal Reserve Bank of New York (“FRBNY”) are both open. Currently, the NYSE is closed Saturdays, Sundays and when the following holidays are observed: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The FRBNY is closed on each of these days (except Good Friday), as well as on Columbus Day and Veterans Day.

Shareholders should retain this Supplement for future reference.